UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2018, Lazard Ltd (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2018. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.02(e)	Approval of Lazard Ltd 2018 Incentive Compensation Plan.

On April 24, 2018, the Company held its 2018 Annual General Meeting of Shareholders (the “Annual General Meeting”). As further discussed below, at the Annual General Meeting, the shareholders of the Company approved the 2018 Incentive Compensation Plan (the “2018 Plan”). The Company’s Board of Directors had previously adopted the 2018 Plan, subject to shareholder approval. For a description of the 2018 Plan, see Lazard’s Definitive Proxy Statement on Schedule 14A (File No. 001-32492), filed with the Securities and Exchange Commission on March 15, 2018. A copy of the 2018 Plan is attached as Annex B to such Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2018, the Company held the Annual General Meeting, at which the shareholders of the Company (i) elected Andrew M. Alper, Ashish Bhutani, Steven J. Heyer and Sylvia Jay to the Company’s Board of Directors for a three-year term expiring at the conclusion of the Company’s annual general meeting in 2021; (ii) approved, on a non-binding advisory basis, a resolution regarding executive compensation; (iii) approved the 2018 Plan; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 and authorized the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration.

The number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes with respect to each matter voted upon, as reported by our tabulation agent, Computershare, Inc., is set forth below.

		For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Andrew M. Alper	90,290,998	2,288,233	*	19,485,487
	Ashish Bhutani	90,367,236	2,211,995	*	19,485,487
	Steven J. Heyer	89,891,770	2,687,461	*	19,485,487
	Sylvia Jay	90,491,067	2,088,164	*	19,485,487

		For	Against	Abstain	Broker Non-Votes
2.	Non-binding advisory vote regarding executive compensation	88,528,025	3,595,295	455,911	19,485,487

		For	Against	Abstain	Broker Non-Votes
3.	Approval of the 2018 Plan	60,183,286	32,243,234	152,711	19,485,487

		For	Against	Abstain	Broker Non-Votes
4.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration	110,754,392	1,144,826	165,500	—

*	Not applicable

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release issued on April 26, 2018.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued on April 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Chief Administrative Officer and General Counsel

Dated: April 26, 2018